                                                                    EXHIBIT 99.2




                             AMERIGAS PARTNERS, L.P.
          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                              AMERIGAS PARTNERS, L.P.
            UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



The following Unaudited Pro Forma Condensed Combined Financial Statements of AmeriGas Partners, L.P. ("AmeriGas Partners") give effect to the August 21, 2001 acquisition by AmeriGas Propane, L.P. ("AmeriGas OLP", a 99%-owned subsidiary of AmeriGas Partners) of Columbia Propane Corporation ("Columbia Propane") and subsidiaries under the purchase method of accounting. Prior to its acquisition by AmeriGas OLP, Columbia Propane was a wholly owned subsidiary of Columbia Energy Group ("CEG" or "Parent Company"). The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Condensed Combined Financial Statements do not purport to represent what the results of operations or financial position of AmeriGas Partners would have been if the purchase transaction had occurred on the dates indicated below, nor do they purport to project the results of operations or financial position of AmeriGas Partners for any future period or as of any future date. Under Statement of Financial Accounting Standards No.141, "Business Combinations" ("SFAS 141"), tangible and identifiable intangible assets acquired and liabilities assumed are recorded at their estimated fair values. Because the fair value of the tangible and identifiable intangible assets acquired, less liabilities assumed, was greater than the purchase price consideration for Columbia Propane, such difference has been allocated to reduce, on a pro rata basis, the fair values of assets acquired in accordance with SFAS 141. The estimated fair values and useful lives of Columbia Propane's identifiable assets acquired and liabilities assumed are based on a preliminary valuation and are subject to final adjustments.


The Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2001, was prepared by combining the historical consolidated balance sheets of AmeriGas Partners and Columbia Propane at June 30, 2001, giving effect to the acquisition of Columbia Propane as though it had been completed on June 30, 2001. The Unaudited Pro Forma Condensed Combined Statements of Operations for the periods presented were prepared by combining AmeriGas Partners' consolidated statement of operations for the nine months ended June 30, 2001, with Columbia Propane's consolidated statement of operations for the nine months ended June 30, 2001, and AmeriGas Partners' consolidated statement of operations for the year ended September 30, 2000, with Columbia Propane's consolidated statement of operations for the twelve months ended September 30, 2000, to give effect to the acquisition as though it had occurred on October 1, 1999. In addition, the Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2000, has been adjusted to give retroactive effect to AmeriGas Partners' change in accounting for tank installation costs, and to give retroactive effect to AmeriGas Partners' change in accounting for customer tank fees in order to comply with Securities and Exchange Commission ("SEC") Staff Accounting Bulletin No. 101, "Revenue Recognition" ("SAB 101"). Both of these accounting changes were applied effective October 1, 2000. The Unaudited Pro Forma Condensed Combined Statements of Operations do not give effect to any potential cost

                             AMERIGAS PARTNERS, L.P.
           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  (CONTINUED)



savings or other operating efficiencies that are expected to result from the integration of the operations of Columbia Propane with AmeriGas Partners.

The historical consolidated financial statements of AmeriGas Partners for the fiscal year ended September 30, 2000, are derived from audited consolidated financial statements included in the Form 10-K filed by AmeriGas Partners on December 22, 2000, with the SEC. The historical consolidated financial statements of AmeriGas Partners for the nine months ended June 30, 2001, are derived from the unaudited condensed consolidated financial statements included in the Form 10-Q filed by AmeriGas Partners on August 14, 2001, with the SEC. The historical consolidated financial statements of Columbia Propane for the nine months ended June 30, 2001, and the twelve months ended September 30, 2000, are unaudited and have been prepared in accordance with the rules and regulations of the SEC. They include all adjustments that are considered necessary for a fair statement of the results for the periods presented. Such adjustments consisted only of normal recurring items unless otherwise disclosed.


You should read the Unaudited Pro Forma Condensed Combined Financial Statements along with AmeriGas Partners' consolidated financial statements and accompanying notes included in its prior SEC filings and with Columbia Propane's consolidated financial statements and accompanying notes included in this Current Report.

                    AMERIGAS PARTNERS, L.P. AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                               AS OF JUNE 30, 2001
                             (THOUSANDS OF DOLLARS)

                                                       (2)             (2)
                                                    Historical      Historical          Pro                  Pro
                                                     AmeriGas        Columbia          Forma                Forma
                                                     Partners         Propane       Adjustments            Combined
                                                    -----------     -----------     -----------          -----------
ASSETS
Current assets:
   Cash and cash equivalents                        $    18,722     $     4,505     $      (358)(4)      $    22,869
   Accounts receivable                                   99,220          28,471          (3,432)(5)          124,259
   Inventories                                           54,751          15,768             501 (6)           71,020
   Income taxes recoverable from Parent Company            --            15,918         (15,918)(7)             --
   Prepaid expenses and other current assets             16,055           1,964          (1,616)(8)           16,403
                                                    -----------     -----------     -----------          -----------
      Total current assets                              188,748          66,626         (20,823)             234,551

   Property, plant and equipment, net                   446,603         195,352         (15,893)(9)          626,062
   Intangible assets                                    603,279         120,204         (99,435)(10)         624,048
   Other assets                                          14,267           4,405           4,500 (11)          23,172
                                                    -----------     -----------     -----------          -----------
      Total assets                                  $ 1,252,897     $   386,587     $  (131,651)         $ 1,507,833
                                                    ===========     ===========     ===========          ===========


LIABILITIES AND STOCKHOLDER'S
   EQUITY/PARTNERS' CAPITAL

Current liabilities:
   Current maturities of long-term debt             $    66,639     $       162     $      --            $    66,801
   Bank loans                                             9,000            --            (9,000)(12)            --
   Advances from Parent Company                            --             1,797          (1,797)(13)            --
   Accounts payable - trade                              40,675           2,737            --                 43,412
   Accounts payable - related parties                     1,619          12,847         (12,546)(14)           1,920
   Other current liabilities                             95,130          12,978           2,897 (15)         111,005
                                                    -----------     -----------     -----------          -----------
      Total current liabilities                         213,063          30,521         (20,446)             223,138

Long-term debt                                          787,315         113,276          71,546 (16)         972,137
Deferred income taxes                                      --            14,754         (14,754)(17)            --
Other noncurrent liabilities                             37,236          26,831         (24,714)(18)          39,353
Minority interests                                        3,780             440           2,510 (19)           6,730
Common stockholder's equity                                --           200,765        (200,765)(20)            --
Partners' capital                                       211,503            --            54,972 (21)         266,475
                                                    -----------     -----------     -----------          -----------
   Total liabilities and stockholder's
      equity/partners' capital                      $ 1,252,897     $   386,587     $  (131,651)         $ 1,507,833
                                                    ===========     ===========     ===========          ===========



See accompanying notes to unaudited pro forma condensed combined financial statements.

                    AMERIGAS PARTNERS, L.P. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                         NINE MONTHS ENDED JUNE 30, 2001
                     (THOUSANDS OF DOLLARS, EXCEPT PER UNIT)



                                                    (2)           (2)
                                                 Historical    Historical                            Pro               Pro
                                                  AmeriGas      Columbia           (23)             Forma             Forma
                                                  Partners       Propane     Reclassifications   Adjustments         Combined
                                                 ----------    ----------    -----------------   -----------        ----------

Revenues:
   Propane                                       $1,137,527    $  326,080       $      --        $     --          $1,463,607
   Other                                             71,557        19,853              --              --              91,410
                                                 ----------    ----------       -----------      ----------        ----------
                                                  1,209,084       345,933              --              --           1,555,017
                                                 ----------    ----------       -----------      ----------        ----------

Costs and expenses:
   Cost of sales - propane                          700,562       208,253              --              --             908,815
   Cost of sales - other                             28,142         7,600              --              --              35,742
   Operating and administrative expenses            282,820        97,699              --               675 (24)      381,194
   Parent Company charges                              --          14,107              --           (14,107)(25)         --
   Depreciation and amortization                     55,235        16,664              --            (8,403)(26)       63,496
   Other income, net                                 (3,489)         --              (4,005)           --              (7,494)
                                                 ----------    ----------       -----------      ----------        ----------
                                                  1,063,270       344,323            (4,005)        (21,835)        1,381,753
                                                 ----------    ----------       -----------      ----------        ----------

   Operating income                                 145,814         1,610             4,005          21,835           173,264
   Nonoperating income, net                            --           4,005            (4,005)           --                --
                                                 ----------    ----------       -----------      ----------        ----------
   Income before interest expense,
      minority interests and income taxes           145,814         5,615              --            21,835           173,264
   Interest expense                                 (59,163)       (6,872)             --            (6,360)(27)      (72,395)
                                                 ----------    ----------       -----------      ----------        ----------
   Income (loss) before income taxes                 86,651        (1,257)             --            15,475           100,869
   Income tax  benefit                                  879           520              --              (520)(28)          879
   Minority interests                                  (979)           92              --              (284)(29)       (1,171)
                                                 ----------    ----------       -----------      ----------        ----------
   Income (loss) from continuing operations      $   86,551    $     (645)      $      --        $   14,671        $  100,577
                                                 ==========    ==========       ===========      ==========        ==========

   General Partner's interest in income
      from continuing operations                 $      866                                                        $    1,006
                                                 ==========                                                        ==========
   Limited partners' interest in income
      from continuing operations                 $   85,685                                                        $   99,571
                                                 ==========                                                        ==========
   Income per limited partner unit -
      basic and diluted                          $     1.94                                                        $     2.14
                                                 ==========                                                        ==========
   Average limited partner units outstanding -
      basic and diluted (thousands)                  44,149                                           2,357(30)        46,506
                                                 ==========                                      ==========        ==========



See accompanying notes to unaudited pro forma condensed combined financial statements.

                    AMERIGAS PARTNERS, L.P. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                          YEAR ENDED SEPTEMBER 30, 2000
                     (THOUSANDS OF DOLLARS, EXCEPT PER UNIT)




                                                    (2)          (2)        (22)
                                                 Historical   Historical   Changes                           Pro           Pro
                                                  AmeriGas     Columbia      in             (23)            Forma         Forma
                                                  Partners      Propane   Accounting  Reclassifications  Adjustments     Combined
                                                 ----------   ----------  ----------  -----------------  -----------    ----------
Revenues:
   Propane                                       $1,022,967   $ 287,289   $    --        $      --       $   --         $1,310,256
   Other                                             97,089      25,583      (4,781)            --           --            117,891
                                                 ----------   ---------   ---------      -----------     --------       ----------
                                                  1,120,056     312,872      (4,781)            --           --          1,428,147
                                                 ----------   ---------   ---------      -----------     --------       ----------

Costs and expenses:
   Cost of sales - propane                          586,905     172,891        --               --           --            759,796
   Cost of sales - other                             41,376      11,303      (1,870)            --           --             50,809
   Operating and administrative
     expenses                                       342,720     117,738      (7,010)            --            900 (24)     454,348
   Parent Company charges                              --         6,071        --               --         (6,071)(25)        --
   Depreciation and amortization                     67,381      24,976       4,307             --        (13,962)(26)      82,702
   Other income, net                                 (8,533)       --          --             (4,619)        --            (13,152)
                                                 ----------   ---------   ---------      -----------     --------       ----------
                                                  1,029,849     332,979      (4,573)          (4,619)     (19,133)       1,334,503
                                                 ----------   ---------   ---------      -----------     --------       ----------

   Operating income (loss)                           90,207     (20,107)       (208)           4,619       19,133           93,644
   Nonoperating income, net                            --         4,619        --             (4,619)        --               --
                                                 ----------   ---------   ---------      -----------     --------       ----------
   Income (loss) before interest expense,
      minority interests and income taxes            90,207     (15,488)       (208)            --         19,133           93,644
   Interest expense                                 (74,764)    (12,637)       --               --         (6,131)(27)     (93,532)
                                                 ----------   ---------   ---------      -----------     --------       ----------
   Income (loss) before income taxes                 15,443     (28,125)       (208)            --         13,002              112
   Income tax benefit                                    15      11,616        --               --        (11,616)(28)          15
   Minority interests                                  (262)        114        --               --            (32)(29)        (180)
                                                 ----------   ---------   ---------      -----------     --------       ----------
   Income (loss) from continuing
       operations                                $   15,196   $ (16,395)  $    (208)     $      --       $  1,354       $      (53)
                                                 ==========   =========   =========      ===========     ========       ==========

   General Partner's interest in
      income (loss) from continuing
      operations                                 $      152                                                             $       (1)
                                                 ==========                                                             ==========

   Limited partners' interest in
      income (loss) from continuing
                operations                       $   15,044                                                             $      (52)
                                                 ==========                                                             ==========

   Income (loss) per limited partner unit -
      basic and diluted                          $     0.36                                                             $     --
                                                 ==========                                                             ==========

   Average limited partner units outstanding -
      basic and diluted (thousands)                  41,969                                                 2,357(30)       44,326
                                                 ==========                                              ========       ==========



See accompanying notes to unaudited pro forma condensed combined financial statements.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED FINANCIAL STATEMENTS
                             (Thousands of dollars)




1. On August 21, 2001, AmeriGas Partners, through its subsidiary AmeriGas OLP, acquired the propane distribution businesses of CEG in a series of equity and asset purchase transactions pursuant to the terms of the Purchase Agreement dated January 30, 2001 and amended and restated on August 7, 2001 ("Columbia Purchase Agreement") by and among CEG, CP Holdings, Inc., Columbia Propane, Columbia Propane, L.P. ("CPLP") AmeriGas Partners, AmeriGas OLP and AmeriGas Propane, Inc. (the general partner of AmeriGas Partners and AmeriGas OLP, the "General Partner"). The acquired businesses were principally conducted through Columbia Propane, and its approximate 99%-owned subsidiary, CPLP. Pursuant to the Columbia Purchase Agreement, AmeriGas OLP acquired substantially all of the assets of Columbia Propane, including an indirect 1% general partner interest and a direct, approximate 99% limited partnership interest in CPLP. In addition, AmeriGas OLP (1) became the payee under a $138,000 intercompany note of CPLP due in July 2009 and (2) made a capital contribution to CPLP of operating assets with a net agreed value of approximately $280,000 in exchange for a limited partnership interest of equal value.


      The purchase price for Columbia Propane consisted of $201,750 in cash. In addition, AmeriGas OLP agreed to pay CEG for the amount of working capital, as defined, in excess of $23,000. The Columbia Purchase Agreement also provided for the purchase by CEG of limited partnership interests in AmeriGas OLP valued at $50,000 for $50,000 in cash, which interests were exchanged for 2,356,953 Common Units of AmeriGas Partners having an estimated fair value of $54,422. Concurrently with the acquisition, AmeriGas Partners issued $200,000 of 8.875% Senior Notes due 2011 the net proceeds of which were contributed to AmeriGas OLP to finance the acquisition of Columbia Propane, to fund related fees and expenses, and to repay debt outstanding under AmeriGas OLP's Bank Credit Agreement.

      The purchase price for Columbia Propane and its allocation to assets acquired and liabilities assumed in the Unaudited Condensed Combined Pro Forma Balance Sheet at June 30, 2001, are as follows:

      Purchase price:

          Cash paid to CEG and Columbia Propane at closing     $ 201,750
          Proceeds from sale of AmeriGas OLP limited
            partnership interests to CEG                         (50,000)
          Fair value of AmeriGas Partners Common Units
            issued to CEG in exchange for AmeriGas OLP
            limited partnership interests                         54,422
          Working capital payment to CEG                          12,714
          Acquisition-related accruals                            17,135
                                                               ---------
          Total purchase price                                 $ 236,021
                                                               =========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)
                             (Thousands of dollars)


      Allocation of purchase price based upon estimated fair values:

          Working capital                                      $  36,053
          Property, plant and equipment                          179,459
          Customer relationships and noncompete agreements        20,769
          Other assets and liabilities, net                         (260)
                                                               ---------
                                                               $ 236,021
                                                               =========

      The Unaudited Pro Forma Condensed Combined Financial Statements do not give effect to any potential cost savings or operational efficiencies expected to result from the acquisition. The Unaudited Pro Forma Condensed Combined Financial Statements are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed as of the dates indicated, nor are they necessarily indicative of future operating results or financial position. The purchase accounting adjustments made in connection with the Pro Forma Condensed Combined Financial Statements are preliminary and have been made solely for purposes of developing the pro forma financial information.


2. These columns represent the historical financial position and results of operations of AmeriGas Partners and Columbia Propane. AmeriGas Partners' unaudited balance sheet was derived from the unaudited condensed consolidated balance sheet included in AmeriGas Partners' Report on Form 10-Q for the quarterly period ended June 30, 2001, filed with the SEC on August 14, 2001. The Columbia Propane unaudited consolidated balance sheet was derived from unaudited consolidated financial statements. The AmeriGas Partners' consolidated statements of operations for the nine months ended June 30, 2001, and for the fiscal year ended September 30, 2000, were derived from information provided in the Form 10-Q filed with the SEC on August 14, 2001, and the Form 10-K filed with the SEC on December 22, 2000, respectively.


      The unaudited consolidated statement of operations of Columbia Propane for the nine months ended June 30, 2001, was derived by combining the unaudited consolidated statement of operations of Columbia Propane for the last three months of the year ended December 31, 2000, with the unaudited consolidated statement of operations for the six months ended June 30, 2001. The Columbia Propane statement of operations for the twelve months ended September 30, 2000, was derived by combining the first nine months of the Columbia Propane unaudited consolidated statement of operations for the year ended December 31, 2000, with the last three months of the Columbia Propane unaudited consolidated statement of operations for the year ended December 31, 1999.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)
                             (Thousands of dollars)


3. It has been assumed for purposes of the Unaudited Pro Forma Condensed Combined Balance Sheet that the acquisition of Columbia Propane occurred as of June 30, 2001, and for purposes of the Unaudited Pro Forma Condensed Combined Statements of Operations that the acquisition of Columbia Propane occurred as of October 1, 1999.


4.    Reflects pro forma adjustments to cash and cash equivalents as follows:

          Cash investments of Columbia Propane retained by CEG        $    (358)
          Proceeds from issuance of 8 7/8% AmeriGas
             Partners Senior Notes                                      200,000
          Cash contributions by the General Partner                       3,060
          Net cash payments to CEG pursuant to the Amended and
             Restated Purchase Agreement                               (151,750)
          Cash payment to CEG for working capital purchased
             in excess of $23,000                                       (12,714)
          Prepayment of borrowings outstanding under AmeriGas OLP
             Bank Credit Agreement                                      (26,286)
          Payment of transaction fees and expenses                      (12,310)
                                                                      ---------
                                                                      $    (358)
                                                                      =========


5. Reflects pro forma adjustment to eliminate receivable from CEG not acquired.

6. Reflects pro forma adjustments to record inventories acquired at fair value.

7. Reflects pro forma adjustment to eliminate income tax receivable from Parent Company not acquired.

8. Reflects pro forma adjustment to eliminate other current assets of Columbia Propane not acquired.

9. Reflects pro forma adjustments to record property, plant and equipment acquired at fair value as follows:

          To record fair value of Columbia Propane property,
              plant and equipment                                     $ 179,459
          Eliminate historical cost of net property, plant
              and equipment of Columbia Propane                        (195,352)
                                                                      ---------
                                                                      $ (15,893)
                                                                      =========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)
                             (Thousands of dollars)


10.   Reflects pro forma adjustments to record intangible assets at fair value:

          Allocation of purchase price to customer relationship
             and noncompete agreement intangibles                    $  20,769
          Eliminate historical cost of goodwill, customer lists
             and noncompete agreements of Columbia Propane            (120,204)
                                                                     ---------
                                                                     $ (99,435)
                                                                     =========


11. Reflects pro forma adjustments to reflect debt issue costs paid at closing in conjunction with issuance of AmeriGas Partners 8 7/8% Senior Notes.

12. Reflects pro forma adjustment for repayment of amounts outstanding under AmeriGas OLP's Revolving Credit Agreement with excess proceeds from issuance of AmeriGas Partners 8 7/8% Senior Notes.

13. Reflects pro forma adjustment to eliminate liabilities not assumed in the acquisition.

14. Reflects pro forma adjustment to eliminate liabilities not assumed in the acquisition.

15. Reflects pro forma adjustments to eliminate liabilities not assumed, to record acquisition-related accruals, and to pay transaction fees and expenses at closing as follows:

          Elimination of liabilities not assumed                $  (6,429)
          Employee-severance accruals                               5,063
          Transaction fees and expenses                             6,000
          Other accruals                                            6,073
          Payment of transaction fees and expenses                 (7,810)
                                                                ---------
                                                                $   2,897
                                                                =========


16.   Reflects pro forma adjustments to long-term debt as follows:

          Issuance of 8 7/8% Senior Notes of AmeriGas Partners     $ 200,000
          Repayments of borrowings under AmeriGas OLP's
             Acquisition Facility with excess proceeds from
             issuance of AmeriGas Partners 8 7/8% Senior Notes       (17,286)
          Eliminate long-term debt of Columbia Propane not
             assumed                                                (111,168)
                                                                   ---------
                                                                   $  71,546
                                                                   =========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)
                             (Thousands of dollars)


17. Reflects elimination of deferred income taxes because substantially all of the acquired business assets of Columbia Propane will be operated within a partnership structure.

18.   Reflects pro forma adjustment to eliminate liabilities not assumed.

19. Reflects cash capital contributions made by the General Partner to AmeriGas OLP.

20.   To eliminate stockholder's equity of Columbia Propane.

21.   Reflects pro forma adjustments to partners' capital as follows:


      Fair value of 2,356,953 AmeriGas Partners Common Units issued
          to CEG in conjunction with the acquisition                  $  54,422
      Cash capital contribution by the General Partner to
          AmeriGas Partners                                                 550
                                                                      ---------
                                                                      $  54,972
                                                                      =========


22. This column includes adjustments to the historical results of operations of AmeriGas Partners to give retroactive effect to AmeriGas Partners' change in accounting for tank installation costs and customer tank fees. Both of these accounting changes were adopted by AmeriGas Partners effective October 1, 2000.

23. Reflects reclassifications of amounts included on Columbia Propane's Statement of Operations to conform to AmeriGas Partners' income statement presentation.

24. Reflects pro forma adjustment for estimated incremental general and administrative costs of the General Partner billed to AmeriGas Partners resulting from the acquisition.

25. Reflects the elimination of corporate overhead charges allocated by CEG to Columbia Propane.

26. Reflects pro forma adjustments to depreciation and amortization expense as follows:

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)
                             (Thousands of dollars)


      Nine Months Ended June 30, 2001:



          Eliminate historical depreciation and amortization
             expense of Columbia Propane                              $ (16,664)
          Depreciation and amortization expense reflecting
             preliminary allocation of purchase price:
                Depreciation expense on allocated property,
                   plant and equipment                                    6,942
                Amortization expense on customer relationship
                   and noncompete agreement intangibles
                   (5 to 15 years)                                        1,319
                                                                      ---------
                                                                      $  (8,403)
                                                                      =========



      Year Ended September 30, 2000:



          Eliminate historical depreciation and amortization
             expense of Columbia Propane                              $ (24,976)
          Depreciation and amortization expense reflecting
             preliminary allocation of purchase price:
                Depreciation expense on allocated property,
                   plant and equipment                                    9,256
                Amortization expense on customer relationship
                   and noncompete agreement intangibles
                   (5 to 15 years)                                        1,758
                                                                      ---------
                                                                      $ (13,962)
                                                                      =========



27.   Reflects pro forma adjustments to interest expense as follows:

      Nine Months Ended June 30, 2001:

          Eliminate interest expense on Columbia Propane
             debt not assumed                                         $   6,281
          Eliminate interest expense on Bank Credit Agreement
             borrowings repaid from excess proceeds from
             issuance of AmeriGas Partners Senior Notes                   1,275
          Add interest expense on AmeriGas Partners 8 7/8%
             Senior Notes                                               (13,313)
          Amortize debt issue costs on AmeriGas Partners 8 7/8%
             Senior Notes                                                  (603)
                                                                      ---------
                                                                      $  (6,360)
                                                                      =========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED FINANCIAL STATEMENTS (CONTINUED)
                             (Thousands of dollars)


   Year Ended September 30, 2000:


          Eliminate interest expense on Columbia Propane
             debt not assumed                                         $  10,723
          Eliminate interest expense on Bank Credit Agreement
             borrowings repaid from excess proceeds from
             issuance of AmeriGas Partners Senior Notes                   1,700
          Add interest expense on AmeriGas Partners 8 7/8%
             Senior Notes                                               (17,750)
          Amortize debt issue costs on AmeriGas Partners 8 7/8%
             Senior Notes                                                  (804)
                                                                      ---------
                                                                      $  (6,131)
                                                                      =========


28. Reflects pro forma adjustments to eliminate income taxes because substantially all of the acquired business assets of Columbia Propane will be operated within a partnership structure.

29. To adjust minority interest to reflect the impact of the pro forma adjustments on minority shareholders' equity in results of operations.

30. To reflect issuance of 2,356,953 AmeriGas Partners Common Units issued to CEG in conjunction with the acquisition.






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